Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q3 FISCAL YEAR 2015 FINANCIAL RESULTS
Q3 FY15 Revenue of $151.2M; up 10.3% Q/Q and 21.3% Y/Y
Q3 FY15 GAAP Diluted EPS (from Continuing Operations) of $0.21
Q3 FY15 Non-GAAP Diluted EPS of $0.25

SAN JOSE, Calif., February 2, 2015 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal third quarter ended December 28, 2014.
“We achieved excellent financial results in our third fiscal quarter with revenue up over 10 percent sequentially, and up over 20 percent year-over-year, driven primarily by strength in our High Performance Computing and Communications businesses,” said Greg Waters, president and chief executive officer.  “In particular, we have become the clear leader in the latest generation of DDR4 memory interface, and our SRIO business is benefitting from the continued deployment of 4G LTE base stations on a global basis.  Additionally, our Consumer business is positioned for strong growth with excellent traction in the area of wireless power.”
“We are growing well above semiconductor industry averages, before any meaningful contribution from our wireless power business.  We continue to gain traction in new products and new content, gaining share at key customers across all of our key business lines.  In addition to our strong top line performance, our non-GAAP operating margin improved in the quarter to 26 percent, and free cash flow was 25 percent of revenue for the quarter.  With our ongoing focus on operational excellence and our targeted investments in areas that offer the highest potential return, we are poised to continue leveraging our business and technology strength and anticipate driving sustainable and profitable growth in the future,” concluded Mr. Waters.
Recent Business Highlights - Communications

•	IDT Introduces New High-Performance Synthesizer, Delivering Ultra-Low Phase Jitter for Serial Data Communications

•	IDT’s Universal Frequency Translator Wins Elektra Award for Best Digital Product of the Year

•	IDT Expands VersaClock 5 Family with Six New Products, Delivering Best-in-Class Jitter Performance in Cost-Effective Configurations

•	IDT Introduces High-Performance Crystal Oscillators with Best-in-Class Jitter Performance, Low Cost and Short Production Lead Times

•	IDT Announces New Internally Matched Broadband RF VGA with Ultra-High Linearity
Recent Business Highlights - Consumer

•	IDT Introduces New Family of Highly Efficient Wireless Power Transmitters, Targeting the Expanding Ecosystem of Wireless Charging Applications

•	IDT Wireless Power Chips Used for State-of-the-Art ‘Cube’ Remote Control
Recent Business Highlights - Computing

•	IDT Surpasses Milestone of 3 Million Low-Power PCIe Gen3 Buffers Shipped

•	IDT, Orange Silicon Valley, NVIDIA Accelerate Computing Breakthrough with RapidIO-based Clusters Ideal for Gaming, Analytics

•	IDT Launches RapidIO 40-100 Gbps Interface Portfolio, Reducing Latency and Boosting Bandwidth for Communications and Computing
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company is pursuing the divestiture of its high speed data converter business and is in active discussions with potential buyers. For financial statement purposes, the high speed data converter business is classified as assets held for sale and is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal third quarter of 2015 was $151.2 million, compared with $137.1 million reported last quarter, and $124.6 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal third quarter of 2015 was $32.8 million, or $0.21 per diluted share, versus GAAP net income from continuing operations of $24.2 million or $0.16 per diluted share last quarter, and a GAAP net income from continuing operations of $17.3 million or $0.11 per share in the same period one year ago. Fiscal third quarter 2015 GAAP results include $1.3 million expense relating to amortization of intangible assets, $5.9 million in stock-based compensation expense, $0.1 million in other restructuring related charges, and $1.5 million benefit in related tax effects.

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Non-GAAP net income for the fiscal third quarter of 2015 was $38.7 million or $0.25 per diluted share, compared with non-GAAP net income of $31.8 million or $0.20 per diluted share last quarter, and non-GAAP net income of $25.9 million or $0.17 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal third quarter of 2015 was $91.4 million, or 60.4 percent, compared with GAAP gross profit of $81.9 million or 59.7 percent last quarter, and $74.9 million, or 60.1 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2015 was $93.0 million, or 61.5 percent, compared with non-GAAP gross profit of $83.9 million, or 61.2 percent last quarter, and $77.8 million, or 62.4 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal third quarter of 2015 was $32.8 million, compared with GAAP R&D expense of $30.7 million last quarter, and $31.1 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2015 was $29.7 million, compared with non-GAAP R&D expense of $28.2 million last quarter, and $29.3 million in the same period one year ago.

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GAAP SG&A expense for the fiscal third quarter of 2015 was $27.2 million, compared with GAAP SG&A expense of $26.8 million last quarter, and $23.7 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2015 was $23.9 million, compared with non-GAAP SG&A expense of $23.3 million last quarter, and $21.1 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on February 2, 2015. The webcast replay will be available after 5 p.m. Pacific time on February 2, 2015.

Investors may also listen to the live call at 1:30 p.m. Pacific time on February 2, 2015 by calling (888) 438-5535 or (719) 457-2727. The access code is 2759608. The conference call replay will be available for one week after the event at (888) 203-1112 or (719) 457-0820. The access code is 2759608.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 30, 2014. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

•Cost of revenues;
•Gross profit;
•Research and development expenses;
•Selling, general and administrative expenses;
•Interest income and other;
•Provision (benefit) for income taxes, continuing operations
•Operating income;
•Net income from continuing operations;
•Diluted net income per share, continuing operations; and
•Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance.

Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2015 the Company used a projected long-term non-GAAP tax rate of 4%. When projecting this long-term rate, the Company evaluated its current long-term projections, current tax structure and other factors such as the Company’s existing tax positions in various jurisdictions and key legislations in major jurisdictions where the company operates. The Company intends to re-evaluate this long-term rate only on an annual basis. This long-term non-GAAP tax rate eliminates the effects of non-recurring and period specific items which can vary in size and frequency, and will provide better consistency within the interim reporting periods. This long-term rate could be subject to change for a variety of reasons, for example, significant structural changes in the geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where the Company operates.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 28,	Sept. 28,	Dec. 29,	Dec. 28,	Dec. 29,
	2014	2014	2013	2014	2013
Revenues	$151,160	$137,093	$124,628	$414,555	$366,139
Cost of revenues	59,796	55,217	49,689	167,306	154,317
Gross profit	91,364	81,876	74,939	247,249	211,822
Operating expenses:
Research and development	32,825	30,742	31,063	95,617	107,939
Selling, general and administrative	27,165	26,795	23,687	79,419	77,826
Total operating expenses	59,990	57,537	54,750	175,036	185,765

Operating income	31,374	24,339	20,189	72,213	26,057

Gain (loss) from divestiture	—	—	(3,415)	—	78,934
Other income, net	1,558	405	1,108	2,825	1,921
Income from continuing operations before income taxes	32,932	24,744	17,882	75,038	106,912
Provision for income taxes	91	498	543	840	661

Net income from continuing operations	32,841	24,246	17,339	74,198	106,251

Discontinued operations:
Gain from divestiture	—	—	—	16,840	—
Loss from discontinued operations	(14,538)	(9,747)	(10,123)	(36,438)	(17,922)
Provision for (benefit from) income taxes	(55)	57	268	(43)	(6)
Net loss from discontinued operations	(14,483)	(9,804)	(10,391)	(19,555)	(17,916)

Net income	$18,358	$14,442	$6,948	$54,643	$88,335

Basic net income per share - continuing operations	$0.22	$0.16	$0.11	$0.50	$0.71
Basic net loss per share - discontinued operations	(0.10)	(0.06)	(0.06)	(0.13)	(0.12)
Basic net income per share	$0.12	$0.10	$0.05	$0.37	$0.59

Diluted net income per share - continuing operations	$0.21	$0.16	$0.11	$0.48	$0.70
Diluted net loss per share - discontinued operations	(0.09)	(0.07)	(0.07)	(0.12)	(0.12)
Diluted net income per share	$0.12	$0.09	$0.04	$0.36	$0.58

Weighted average shares:
Basic	148,552	148,683	151,018	148,844	148,835
Diluted	153,973	153,784	155,035	153,904	152,560

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Dec. 28,	Sept. 28,	Dec. 29,	Dec. 28,	Dec. 29,
	2014	2014	2013	2014	2013

GAAP net income from continuing operations	$32,841	$24,246	$17,339	$74,198	$106,251
GAAP diluted net income per share - continuing operations	$0.21	$0.16	$0.11	$0.48	$0.70
Acquisition related:
Amortization of acquisition related intangibles	1,347	1,676	3,322	5,572	9,965
Acquisition related legal and consulting fees	(125)	—	21	(125)	729
Restructuring related:
Severance and retention costs	129	319	400	974	6,073
Facility closure costs	209	20	6	276	27
Gain from divestiture	—	—	3,415	—	(78,934)
Assets impairment and other	—	401	(151)	2,703	3,893
Other:
Stock-based compensation expense	5,878	5,929	3,169	16,769	10,309
Gain from divestiture	(104)	—	—	(104)	—
Asset impairment and other	—	—	(114)	—	(114)
Compensation expense (benefit) - deferred compensation plan	525	(242)	557	777	1,080
(Gain) loss on deferred compensation plan securities	(500)	245	(627)	(735)	(1,145)
Tax effects of Non-GAAP adjustments	(1,521)	(826)	(1,402)	(3,206)	(3,058)
Non-GAAP net income from continuing operations	$38,679	$31,768	$25,935	$97,099	$55,076
GAAP weighted average shares - diluted	153,973	153,784	155,035	153,904	152,560
Non-GAAP adjustment	1,463	2,128	2,099	1,802	2,659
Non-GAAP weighted average shares - diluted	155,436	155,912	157,134	155,706	155,219
Non-GAAP diluted net income per share - continuing operations	$0.25	$0.20	$0.17	$0.62	$0.35

GAAP gross profit	$91,364	$81,876	$74,939	$247,249	$211,822
Acquisition related:
Amortization of acquisition related intangibles	959	1,264	2,435	3,909	7,305
Restructuring related:
Severance and retention costs	(96)	96	—	23	87
Facility closure costs	—	—	2	—	8
Assets impairment and other	—	334	(28)	2,269	(102)
Other:
Asset impairment and other	—	—	(114)	—	(114)
Compensation expense (benefit) - deferred compensation plan	156	(70)	172	233	333
Stock-based compensation expense	592	436	403	1,347	1,128
Non-GAAP gross profit	$92,975	$83,936	$77,809	$255,030	$220,467

GAAP R&D expenses:	$32,825	$30,742	$31,063	$95,617	$107,939
Restructuring related:
Severance and retention costs	(91)	(136)	(86)	(467)	(3,929)
Facility closure costs	(209)	—	(2)	(209)	(9)
Assets impairment and other	—	(67)	—	(434)	—
Other:
Asset impairment and other	—	—	123	—	(3,995)
Compensation expense (benefit) - deferred compensation plan	(255)	114	(289)	(381)	(560)
Stock-based compensation expense	(2,562)	(2,464)	(1,514)	(7,547)	(4,212)
Non-GAAP R&D expenses	$29,708	$28,189	$29,295	$86,579	$95,234

GAAP SG&A expenses:	$27,165	$26,795	$23,687	$79,419	$77,826
Acquisition related:
Amortization of acquisition related intangibles	(388)	(412)	(887)	(1,663)	(2,660)
Acquisition related legal and consulting fees	125	—	(21)	125	(729)
Restructuring related:
Severance and retention costs	(134)	(87)	(314)	(484)	(2,057)
Facility closure costs	—	(20)	(2)	(67)	(10)
Other:
Compensation expense (benefit) - deferred compensation plan	(114)	58	(96)	(163)	(187)
Stock-based compensation expense	(2,724)	(3,029)	(1,252)	(7,875)	(4,969)
Non-GAAP SG&A expenses	$23,930	$23,305	$21,115	$69,292	$67,214

GAAP interest income and other, net	$1,558	$405	$1,108	$2,825	$1,921
Gain from divestiture	(104)	—	—	(104)	—
(Gain) loss on deferred compensation plan securities	(500)	245	(627)	(735)	(1,145)
Non-GAAP interest income and other, net	$954	$650	$481	$1,986	$776

GAAP provision for income taxes - continuing operations	$91	$498	$543	$840	$661
Tax effects of Non-GAAP adjustments	1,521	826	1,402	3,206	3,058
Non-GAAP provision for income taxes - continuing operations	$1,612	$1,324	$1,945	$4,046	$3,719

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 28,	Mar. 30,
(In thousands)	2014	2014

ASSETS
Current assets:
Cash and cash equivalents	$127,787	$91,211
Short-term investments	383,566	362,604
Accounts receivable, net	76,294	68,904
Inventories	40,945	49,622
Prepaid and other current assets	15,203	13,034
Total current assets	643,795	585,375

Property, plant and equipment, net	64,744	69,827
Goodwill	135,644	135,644
Acquisition-related intangibles	6,535	18,741
Other assets	26,556	21,373
TOTAL ASSETS	$877,274	$830,960

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$26,043	$25,442
Accrued compensation and related expenses	37,949	24,343
Deferred income on shipments to distributors	15,244	14,006
Deferred taxes liabilities	1,396	1,346
Other accrued liabilities	22,385	11,525
Total current liabilities	103,017	76,662

Deferred tax liabilities	1,494	1,494
Long term income taxes payable	353	266
Other long term obligations	18,469	18,683
Total liabilities	123,333	97,105

Stockholders' equity	753,941	733,855

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$877,274	$830,960